UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 25, 2005
                Date of report (Date of earliest event reported)

                               ConAgra Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                    1-7275                    47-0248710
           (Commission File Number) (IRS Employer Identification No.)

                                One ConAgra Drive
                                 Omaha, NE 68102
               (Address of Principal Executive Offices) (Zip Code)

                                 (402) 595-4000
                         (Registrant's Telephone Number,
                              Including Area Code)


        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     Exhibit 10.1 is attached hereto and incorporated herein by reference and includes information on fiscal 2006 incentive compensation of named executive officers of ConAgra Foods.

Item 9.01.  Financial Statements and Exhibits

     Exhibit 10.1 Executive Compensation 2006 Incentive Programs

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONAGRA FOODS, INC.


Date:  July 28, 2005                     By:     /s/ Frank S. Sklarsky
                                            ___________________________________
                                            Name:   Frank S. Sklarsky
                                            Title:  Executive Vice President,
                                                    and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit               Description                                     Page No.


10.1     Executive Compensation 2006 Incentive Programs ...............  5